U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2011 (July 18, 2011)

Ace Marketing & Promotions, Inc.
(Exact name of registrant as specified in its charter)

New York	000-51160	11-3427886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Rockaway Avenue, Valley Stream, NY 11582
(Address of principal executive offices    (Zip Code)

Registrant's telephone number:  (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Between July 18, 2011 and August 1, 2011, the Company received gross proceeds of $975,000 from the sale of 1,950,000 shares of Common Stock at a purchase price of $.50 per share. The private placement offering also included the sale of Warrants to purchase 1,950,000 shares of Common Stock, exercisable at $.60 per share and expiring on July 31, 2014. Exemption is claimed for the sale of securities pursuant to Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended.

Management believes that its recently completed financings (including the proceeds from the financing described above) places the Company in a position to execute on its Mobiquity Networks proximity marketing plan.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE MARKETING & PROMOTIONS, INC.

Dated: August 1, 2011	By: /s/ Michael D. Trepeta
Michael D. Trepeta, President